SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. __)

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Viral Genetics, Inc.
Commission File Number: 000-26875

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VIRAL GENETICS, INC.
1321 Mountain View Circle
Azusa, California 91702

INFORMATION STATEMENT
Dated _______________, 2004

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

        This Information Statement of Viral Genetics, Inc., a Delaware corporation, is first being furnished on or about ____________, 2004, to our stockholders of record as of the close of business on October 22, 2004 in connection with the amendment of our Certificate of Incorporation. The amendment, which is described in more detail below, will increase the number of shares of our authorized common stock from 80,000,000 to 250,000,000 shares.

AMENDMENT TO INCREASE AUTHORIZED NUMBER OF COMMON SHARES

        On ____________, 2004, our board of directors adopted a resolution to approve and recommend to our stockholders an amendment to our Certificate of Incorporation to increase the authorized number of our common shares. Our current authorized capital consists of 80,000,000 common shares, par value $0.0001 per share, and 20,000,000 preferred shares, par value $0.0001 per share. The proposed amendment increases the number of shares of common stock Viral Genetics is authorized to issue, from 80,000,000 shares to 250,000,000 shares. This increase is needed to provide sufficient authorized common stock for the current and future needs of Viral Genetics.

        On October 22, 2004 there were 79,893,446 shares of common stock issued and outstanding and entitled to vote on the amendment. There were no shares of preferred stock outstanding on that date. On _____________, 2004, ____ eight stockholders holding a total of 40,774,410 shares or 51.1 percent of our outstanding common stock signed a written consent of stockholders approving the amendment. The signing stockholders include Haig Keledjian, Hampar Karageozian, and Harry Zhabilov, Jr., who are all directors of Viral Genetics, and four trusts of which Mr. Keledjian is the trustee. The amendment will be effective on _____________, 2004.

Reasons for Amendment

        Our Certificate of Incorporation currently authorizes the issuance of 80,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share. There are 79,793,446 shares of common stock issued and outstanding. In addition, 51,377,860 shares of our common stock are issuable upon the exercise or conversion, as applicable, of outstanding purchase rights, options, warrants, and convertible notes. The authorized capital of the Viral Genetics is not sufficient to allow for issuances associated with the exercise of Viral Genetic’s outstanding rights, options, warrants and convertible notes. An increase in authorized common stock is necessary in order to provide sufficient common stock to be issued pursuant to exercise or conversion of these outstanding rights.

        An increase in authorized capital is also desirable in order to provide sufficient common stock to provide for our future financing needs. Viral Genetics has a history of losses and, therefore, must continue to seek equity and/or debt financing in order to continue its research and development operations. Viral Genetics must have additional authorized common stock available in order to complete such financings.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The table on the following page sets forth as of October 22, 2004, the number and percentage of shares of common stock which, according to the information supplied to us, are beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers of the Viral Genetics as a group and (iv)

each person who, to our knowledge, is the beneficial owner of more than five percent of the common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address	Number (1)	Percent(2)

Officers and Directors

Haig Keledjian (3)	44,968,491	43.1
1321 Mountain View Circle
Azusa, CA 91702

Hampar Karageozian (4)	17,260,579	19.9
31021 Marbella Vista
San Juan Capistrano, CA 92675

Arthur Keledjian	-0-	-0-
1321 Mountain View Circle
Azusa, CA 91702

Harry Zhabilov, Jr. (5)	17,170,249	19.3
1321 Mountain View Circle
Azusa, CA 91702

All officers and directors	79,399,319	65.8
as a group (four persons)

Remainder of table and notes on following page

Name and Address	Number (1)	Percent(2)

Other 5% Holders

Caribou Investments, Inc. (6)	6,262,901	7.7
Gubemador Ignacio
Esteva 70, Mexico 11850 D.F

(1)     The number includes any options, warrants, or convertible securities held by the person or group that are exercisable within 60 days following October 22, 2004.

(2)     These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options or conversion rights to purchase common shares, and percentage ownership of all officers and directors as a group, assuming all purchase and conversion rights held by such individuals are exercised.

(3)     Haig Keledjian holds personally 2,302,667 shares of Viral Genetics common stock, warrants to purchase 1,192,970 shares, and options to purchase 4,160,352 shares. He holds 5,932,761 and 5,058,001 shares of common stock, 4,986,600 warrants to purchase common stock, and 252,271 options to purchase common stock as Trustee for two irrevocable voting trusts for the benefit of his children; 4,005,924 shares of common stock, 1,817,521 warrants to purchase common stock, and 91,948 options to purchase common stock as Trustee for an irrevocable trust established for a group of private investors; and, 3,201,393 shares of common stock, 1,850,466 warrants to purchase common stock, and 93,615 options to purchase common stock as Trustee for an irrevocable discretionary trust established for a group of Mr. Keledjian’s family members. Mr. Keledjian has sole voting and investment control over the shares he holds as Trustee. Mr. Keledjian also holds sole voting and investment control over Best Investments, Inc., a private company that holds promissory notes convertible to 5,000,867 shares of common stock and warrants to purchase an additional 5,000,867 shares of common stock at an exercise price of $0.40 per share that were assigned to Best Investments by Haig Keledjian, The Tomson Trust, Hampar Karageozian, and Harry Zhabilov, Jr.

(4)     Hampar Karageozian holds 10,276,221 shares of Viral Genetics common stock, warrants to purchase 4,934,712 shares, and options to purchase 2,049,646 shares.

(5)     Harry Zhabilov, Jr., holds 7,893,679 shares of Viral Genetics common stock, warrants to purchase 4,927,299 shares, and options to purchase 4,349,271 shares.

(6)     Caribou Investments, Inc., is a private investment company owned and controlled by Horacio Altamirano of Mexico City, Mexico. It holds 4,426,765 shares of Viral Genetics common stock, warrants to purchase 1,747,719 shares, and options to purchase 88,417 shares.